UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number : 811-06113

The Caldwell & Orkin Funds, Inc.

(Exact name of registrant as specified in charter)

2502 N. Rocky Point Drive, Suite 665

Tampa, Florida 33607

(Address of principal executive offices) (Zip code)

Derek Pilecki

2502 N. Rocky Point Drive, Suite 665

Tampa, Florida 33607

(Name and address of agent for service)

Copies to:

Jennifer Merchant

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45256

Registrant’s telephone number, including area code: 1-813-282-7870

Date of fiscal year end: April 30

Date of reporting period: April 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Caldwell & Orkin -
Table of Contents	Gator Capital Long/Short Fund
April 30, 2024 (Unaudited)

Management’s Discussion of Fund Performance	2
Investment Results	6
Fund Holdings	8
Schedule of Investments	9
Schedule of Securities Sold Short	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Liquidity Risk Management Program	27
Disclosure of Fund Expenses	28
Additional Information	29
Privacy Policy Disclosure	33

Caldwell & Orkin -	Management’s Discussion
Gator Capital Long/Short Fund	of Fund Performance
April 30, 2024 (Unaudited)

May 15, 2024

Dear Fellow Shareholder:

The Caldwell & Orkin – Gator Capital Long/Short Fund (the “Fund”) increased 27.41% over the six-month period ending on April 30, 2024. The S&P 500® Total Return Index (“S&P 500®”) increased 20.98% during the same period. For the 12-month period ending April 30, 2024, the Fund gained 34.65% while the S&P 500® gained 22.66%.

Past performance is no guarantee of future results.

Management Discussion and Analysis

The Fund outperformed the S&P 500® over the course of the fiscal year. The Fund outperformed Financial stocks (S&P 1500 Financials) which also performed in line with the broader market. Long positions in insurance, brokerage, asset management, and student lending drove the outperformance for the year. A number of short positions in the brokerage real estate, and banking sectors detracted from performance.

The top five equity contributors during the 2024 fiscal year were Jackson Financial, (long), Robinhood Markets (long), Victory Capital (long), SLM Corp. (long), and Meta (long) were the largest contributors to performance for the year.

The top five equity detractors during the 2024 fiscal year were Charles Schwab Corp. (short), Vornado (short), Empire State Realty Trust (short), Bank of Hawaii (short), and Progressive Corp. (short).

We ended the fiscal year with gross long exposure of 99% and gross short exposure of 31% for a total gross exposure of 130% and a net exposure of 69%.

Opportunity in Regional Banks

The recent turmoil at New York Community Bank (“NYCB”) has dragged down the stocks of small-to-mid-sized banks at the start of calendar year 2024. The exchange traded fund for mid-sized banks, the SPDR S&P Regional Banking ETF (“KRE”), underperformed the ETF for large banks, which is the Invesco KBW Bank ETF (“KBWB”), in the first calendar quarter of 2024. The KRE was down 3.33% while the KBWB was up 10.01%. The underperformance of the mid-sized banks versus the large banks continued in April. Large banks are perceived by investors as having less credit risk, more robust credit reserves, and more liquid balance sheets.

There are obvious headwinds that the banks are facing: tepid loan growth, competitive deposit environment, and an uncertain credit environment; however, we see opportunity in selected small-to-mid-sized regional banks (“SMID banks”). We think stock investors are overly pessimistic in their assessment of SMID bank credit concerns. We believe the larger issues for SMID banks are interest rate risk and loan volume growth. Regarding interest rates, we see banks having a wide disparity of performance based on the positioning of their securities portfolios, their percentage of fixed rate loans, and how they manage their deposit franchise. Many banks have navigated the move in higher rates well and remain well-positioned for

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Caldwell & Orkin -	Management’s Discussion
Gator Capital Long/Short Fund	of Fund Performance
April 30, 2024 (Unaudited)

the current environment. We also see differences in how banks manage their loan growth. Some banks continue to grow loans and deposits and accept that margins in the near-term are narrower due to the inverted yield curve and competitive deposit environment. We think these banks will be rewarded when the yield curve normalizes, and they realize wider net interest margins on a larger book of business.

Credit Risk

Credit risk is perilous for banks. The current environment poses four areas where banks may experience heightened credit losses. The first area is office buildings. The second area is rent-regulated apartment buildings in New York City. The third is commercial estate properties (“CRE”) where the rapid rise in interest rates has caused the value of CRE to decline. The fourth is rapidly rising debt costs for borrowers with floating rate debt.

So far in the Q1 bank earnings season, banks have reported better than expected credit metrics. The increases in non-performing assets and criticized loans are not alarming given that bank credit metrics were at record lows in 2022 and 2023. We’ll have to remain vigilant about credit risk to see if metrics deteriorate in the coming quarters. In the meantime, we will stay focused on banks with historically strong credit cultures. As we meet with bank management teams, we remain alert for any changes in risk appetites. Many market participants have a negative view of bank managements’ ability to see pending problems in their loan portfolios. We note that risk management and monitoring of loan portfolios has improved from when we started investing in bank stocks. We realize that bank stock investors may need to see the other side of the credit cycle before putting higher multiples on bank stocks and this contributes to the current opportunity we see.

Interest Rate Risk

Market participants are divided on the outlook for banks. Some investors see an opportunity because banks are cheap and poised to benefit from interest rate cuts. Others are concerned about potential credit losses or rising interest rates. We believe selective opportunities exist, with certain banks offering attractive valuations and potential for earnings growth, while others are at risk as they have significant holdings of fixed-rate loans and securities on their books.

Banks benefit from higher reinvestment yields, but some banks have more near-term opportunity. If a bank has a lot of loans and securities maturing in the next year at low yields, they can take the proceeds from the loan payoff to make a new loan at today’s higher yield. Unfortunately, many banks made a lot of 5-year and 7-year fixed-rate loans in 2021 and 2022 that won’t mature until 2026 or as late as 2029.

In a more robust deposit environment, banks would generate loan growth which would allow new production to be put on the books at normalized spreads.

In 2022 and very early 2023, almost all banks paid aggressively low deposit rates even as the Federal Reserve raised the Federal Funds rate. Most bank customers had become accustomed to the zero-interest rate environment and were not in the habit of managing their

Annual Report | April 30, 2024	3

Caldwell & Orkin -	Management’s Discussion
Gator Capital Long/Short Fund	of Fund Performance
April 30, 2024 (Unaudited)

excess cash for higher yields. The media focus on Silicon Valley Bank’s failure in March 2023 caused many bank customers to change how they managed their excess cash. This change in customer behavior forced banks with weaker deposit franchises to raise deposit rates to retain customers and deposits.

Banks have deposit franchises with varying degrees of strength. Many different factors can create a strong deposit franchise such as a long history in a marketplace, a strong branch and ATM network, a strong sales culture within the bank of asking for additional deposits from customers, and the size of the bank. Banks with weak deposit franchises use higher rates to attract price sensitive customers.

When Silicon Valley bank failed, the banks with weak deposit franchises had to raise their deposit rates more aggressively to retain their deposits. During Q2 and Q3 of 2023, these banks raised deposit rates to a level that stabilized their customer bases. We estimate this level is about 3.75% to 4.00%. Although these banks have weak deposit franchises, their net interest margins (“NIM”) have already compressed. In a stable rate environment, they should have loans and securities repricing to higher rates as they mature and their NIMs should gradually widen. In a declining rate scenario, they should be able to reprice their deposit rates lower. This will lead to wider NIMs. There is also the possibility that they will strengthen their deposit franchises and attract less rate sensitive deposits. We think this scenario is less likely, but there are a few banks where this is a possibility.

Banks with stronger deposit franchises are experiencing continued deposit cost pressures. They have not had to raise deposit rates as aggressively because their customers are not as price sensitive, however, with money market rates above 5%, even customers of these banks with strong deposit franchises are looking to better manage their excess cash. This has put continued pressure on these banks to retain deposits. Even JP Morgan Chase has not been immune. On its most recent earnings conference call, the CFO said that the bank expects to see continued movements by customers to seek higher deposit rates.

We believe the current high level of interest rate risk will dissipate with time. We believe the inverted yield curve and the significant rate increases by the Federal Reserve is causing the small-to-regional banks to under-earn compared to our estimate of their normalized earnings power. Despite this under-earning, we observe that the small-to-mid-sized regional banks trade at the low end of both absolute and relative valuations. It is a classic value situation of the market assigning a low multiple on stocks with depressed earnings.

Best Opportunities in Regional Banks

Within SMID banks we group our favorites into three buckets: Puerto Rican banks, growth banks, and small banks with unique stories.

Puerto Rican Banks

Banking in Puerto Rico is an oligopoly. In 2006, there were 11 banks in Puerto Rico and the economy had just entered a recession that would last 15 years. Through bank failures and consolidation, there are just three commercial banks operating in Puerto Rico. We have seen

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Caldwell & Orkin -	Management’s Discussion
Gator Capital Long/Short Fund	of Fund Performance
April 30, 2024 (Unaudited)

the Puerto Rican banks expand their margins and improve their returns. We also see early signs that bank stock investors are taking note by placing higher valuations on the Puerto Rican banks.

Growth Banks

We have written about Growth Banks in the past. We continue to like this group of banks. They have cultures that foster organic growth. For banks to grow, they must generate capital through retained earnings. So, many of these growth banks also have high returns on capital. One way to identify these banks is to screen for banks with the highest tangible book value per share growth over a 10-year or 20-year timeframe.

Small Banks with Unique Stories

We also own smaller banks that have unique stories. While each of these positions is small due to liquidity considerations, we think each will generate attractive returns.

Conclusion

Thank you for entrusting us with a portion of your wealth. We are grateful for investors like you who believe and trust in our strategy. As always, we welcome the opportunity to speak with you and discuss the Fund.

Sincerely,

Derek S. Pilecki, CFA
Portfolio Manager

The discussion of individual companies should not be considered a recommendation of such companies by the Fund’s investment adviser.

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment returns and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 800-467-7903 or visit www.CaldwellOrkin.com for current month-end performance.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Investors should consider the investment objective, risks, and charges and expenses of the Fund before investing. The prospectus and the summary prospectus contain this and other information about the Fund and should be read carefully before investing. The prospectus may be obtained at Please call 800-467-7903 or visit www.CaldwellOrkin.com.

Annual Report | April 30, 2024	5

Caldwell & Orkin -
Gator Capital Long/Short Fund	Investment Results
April 30, 2024 (Unaudited)

Average Annual Total Returns(a) as of April 30, 2024

	One Year	Three Year	Five Year	Ten Year
Caldwell & Orkin - Gator Capital Long/Short Fund	34.65%	12.23%	14.60%	7.72%
S&P 500® Total Return Index(b)	22.66%	8.06%	13.19%	12.41%
Eurekahedge Long Short Equities Hedge Fund Index(c)	9.74%	1.58%	6.77%	6.06%

Total annualized Fund operating expenses for the Caldwell & Orkin - Gator Capital Long/Short Fund (the “Fund”) was 3.14% as described in the Prospectus, dated August 28, 2023. This amount includes Acquired Fund Fees and Expenses, as well as interest and dividend expenses related to short sales, which if excluded would result in an annual operating expense rate of 2.00%. Additional information about the Fund’s current fees and expenses for the fiscal year ended April 30, 2024 is contained in the Financial Highlights.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower. The table does not reflect the deduction of taxes. The Fund’s returns represent past performance and do not guarantee future results.

(b)	The S&P 500® Total Return Index is a capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market capitalization, liquidity and industry group representation and includes reinvested dividends. You cannot invest directly in an index.

(c)	The Eurekahedge Long Short Equities Hedge Fund Index (“Eurekahedge Index”) is an unmanaged index comprised of long/short equity hedge funds. According to its sponsor, Eurekahedge Pte. Ltd., the Eurekahedge Index is an equally weighted index of 895 constituent funds designed to provide a broad measure of the performance of underlying hedge fund managers. The returns of the Eurekahedge Index do not include sales charges or fees, which would lower performance. You cannot invest directly in an index.

You should consider the Fund’s investment objective, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objective, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month-end by calling (800) 467-7903.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

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Caldwell & Orkin -
Gator Capital Long/Short Fund	Investment Results
April 30, 2024 (Unaudited)

Comparison of the Growth of a $10,000 Investment in the Caldwell & Orkin - Gator Capital Long/Short Fund, the S&P 500® Total Return Index, and the Eurekahedge Long Short Equities Hedge Fund Index

The chart above assumes an initial investment of $10,000 made on April 30, 2014 and held through April 30, 2024. The S&P 500® Total Return Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Eurekahedge Long Short Equities Hedge Fund Index is an unmanaged index comprised of long/short equity hedge funds. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 467-7903.

Annual Report | April 30, 2024	7

Caldwell & Orkin -
Gator Capital Long/Short Fund	Fund Holdings
April 30, 2024 (Unaudited)

Net Sector Exposure
April 30, 2024*

*	Sector weightings are calculated as a percentage of net assets and include short positions. Portfolio holdings are subject to change.

The Caldwell & Orkin - Gator Capital Long/Short Fund’s (the “Fund”) investment objective is to provide long-term capital growth with a short-term focus on capital preservation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. The Fund’s Form N-PORT reports are available at the SEC’s website at www.sec.gov and on the Fund’s website at www.gatorcapital.com.

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Caldwell & Orkin -
Gator Capital Long/Short Fund	Schedule of Investments
April 30, 2024

	Shares	Fair Value
COMMON STOCKS — LONG — 91.76%
Banks — 37.66%
Axos Financial, Inc.(a)	25,000	$1,265,250
Banc of California, Inc.	56,600	774,854
Bridgewater Bancshares, Inc.(a)	24,000	261,120
Business First Bancshares, Inc.	2,040	41,188
ConnectOne Bancorp, Inc.	14,142	253,283
Customers Bancorp, Inc.(a)	17,100	780,957
Dime Community Bancshares, Inc.	7,063	128,547
Financial Institutions, Inc.	13,100	225,582
First BanCorp	42,000	724,500
First Business Financial Services, Inc.	7,500	248,025
First Citizens BancShares, Inc., Class A	900	1,518,084
First Internet Bancorp	10,000	310,500
Meridian Bancorp, Inc.	10,986	101,730
New York Community Bancorp, Inc.	50,000	132,500
OFG Bancorp	19,991	721,875
Old Second Bancorp, Inc.	43,900	601,430
OP Bancorp	38,573	352,171
Pinnacle Financial Partners, Inc.	11,000	843,700
UMB Financial Corp.	15,000	1,194,900
Webster Financial Corp.	15,000	657,450
Western Alliance Bancorp	19,500	1,108,185
Wintrust Financial Corp.	5,101	492,961
		12,738,792
Casinos & Gaming — 0.79%
Las Vegas Sands Corp.	6,000	266,160

Coal Mining — 0.67%
SunCoke Energy, Inc.	22,000	226,820

Computer Hardware & Storage — 1.78%
Dell Technologies, Inc., Class C	4,000	498,560
Hewlett Packard Enterprise Co.	6,000	102,000
		600,560

See accompanying notes which are an integral part of these financial statements.

Annual Report | April 30, 2024	9

Caldwell & Orkin -
Gator Capital Long/Short Fund	Schedule of Investments
April 30, 2024

	Shares	Fair Value
Consumer Finance — 10.31%
Navient Corp.	56,000	$841,120
OneMain Holdings, Inc.	12,500	651,375
SLM Corp.	68,000	1,440,920
Synchrony Financial	12,600	554,148
		3,487,563
Data & Transaction Processors — 3.26%
Visa, Inc., Class A	1,900	510,359
WEX, Inc.(a)	2,801	591,739
		1,102,098
Data Processing & Outsourced Services — 3.11%
PayPal Holdings, Inc.(a)	15,500	1,052,760

Diversified Banks — 3.27%
Barclays PLC, Sponsored - ADR	108,000	1,105,920

Institutional Brokerage — 3.47%
Interactive Brokers Group, Inc., Class A	10,200	1,174,224

Insurance Brokers & Services — 0.31%
Kingstone Companies, Inc.(a)	22,629	105,225

Internet Media & Services — 2.54%
Meta Platforms, Inc., Class A(a)	2,000	860,340

Investment Companies — 0.87%
BBX Capital, Inc.(a)	32,801	295,209

Life Insurance — 5.56%
Genworth Financial, Inc., Class A(a)	39,000	231,270
Jackson Financial, Inc., Class A	24,100	1,646,512
		1,877,782
Private Equity — 6.06%
The Carlyle Group, Inc.	20,000	896,000
Victory Capital Holdings, Inc., Class A	22,694	1,154,217
		2,050,217
Real Estate Services — 0.72%
Anywhere Real Estate, Inc.(a)	49,941	242,713

See accompanying notes which are an integral part of these financial statements.

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Caldwell & Orkin -
Gator Capital Long/Short Fund	Schedule of Investments
April 30, 2024

	Shares	Fair Value
Wealth Management — 11.38%
Ameriprise Financial, Inc.	2,500	$1,029,475
Robinhood Markets, Inc., Class A(a)	91,500	1,508,835
Stifel Financial Corp.	12,000	959,040
Virtus Investment Partners, Inc.	1,600	350,912
		3,848,262
TOTAL COMMON STOCKS — LONG— (Cost $22,654,539)		31,034,645
PREFERRED STOCKS — LONG — 7.36%
Specialty Finance — 7.36%
AG Mortgage Investment Trust, Inc., Series C, 8.00%	36,000	861,120
Chimera Investment Corp., Series B, 8.00%	14,391	356,753
Chimera Investment Corp., Series D, 8.00%	19,717	478,532
Federal National Mortgage Association, Series O, 7.00%(a)	9,625	62,659
Federal National Mortgage Association, Series R, 7.63%(a)	20,250	71,685
SLM Corp., Series B, 1.70%	8,276	657,859
		2,488,608
TOTAL PREFERRED STOCKS — LONG— (Cost $1,942,854)		2,488,608
WARRANTS — LONG — 0.00%
Ampco-Pittsburgh Corp., Expires 08/01/25, Strike Price $6	7,860	707

TOTAL WARRANTS — LONG— (Cost $2,358)		707
MONEY MARKET FUNDS — 0.73%
First American Treasury Obligations Fund - Class X, 5.23%(b)	248,033	248,033

TOTAL MONEY MARKET FUNDS (Cost $248,033)		248,033
TOTAL INVESTMENTS — 99.85% (Cost $24,847,784)		33,771,993

Other Assets in Excess of Liabilities — 0.15%		52,085
NET ASSETS — 100.00%		$33,824,078

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of April 30, 2024.

ADR - American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

Annual Report | April 30, 2024	11

Caldwell & Orkin -
Gator Capital Long/Short Fund	Schedule of Securities Sold Short
April 30, 2024

	Shares	Fair Value
COMMON STOCKS — SHORT — (30.11)%
Banks — (16.79)%
Bank of Hawaii Corp.	(12,200)	$(691,618)
Capitol Federal Financial, Inc.	(130,000)	(620,100)
City Holding Co.	(883)	(89,201)
Columbia Banking System, Inc.	(32,700)	(615,087)
Commerce Bancshares, Inc.	(4,746)	(259,511)
First Financial Bankshares, Inc.	(6,250)	(184,750)
First Interstate BancSystem, Inc., Class A	(24,000)	(640,800)
Hingham Institution for Savings	(3,000)	(506,700)
Northwest Bancshares, Inc.	(9,142)	(96,906)
Park National Corp.	(1,700)	(223,907)
Renasant Corp.	(19,000)	(552,140)
Seacoast Banking Corporation of Florida	(8,500)	(196,095)
Texas Capital Bancshares, Inc.(a)	(8,900)	(510,860)
United Bankshares, Inc.	(15,100)	(490,146)
		(5,677,821)
Commercial Vehicles — (0.02)%
Nikola Corp.(a)	(10,000)	(6,206)

Diversified Banks — (1.09)%
Bank of America Corp.	(10,000)	(370,100)

Industrial Wholesale & Rental — (1.62)%
SiteOne Landscape Supply, Inc.(a)	(3,500)	(549,115)

Infrastructure Software — (0.05)%
Upstart Holdings, Inc.(a)	(800)	(17,704)

Internet Media & Services — (0.30)%
Opendoor Technologies, Inc.(a)	(50,800)	(101,092)

Investment Management — (1.62)%
T. Rowe Price Group, Inc.	(5,000)	(547,850)

Multi Asset Class REITs — (1.54)%
Vornado Realty Trust	(20,000)	(520,600)

See accompanying notes which are an integral part of these financial statements.

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Caldwell & Orkin -
Gator Capital Long/Short Fund	Schedule of Securities Sold Short
April 30, 2024

	Shares	Fair Value
Non-Alcoholic Beverages — (0.05)%
Oatly Group AB - ADR(a)	(15,651)	$(17,999)

Office REITs — (4.02)%
Boston Properties, Inc.	(5,200)	$(321,828)
Corporate Office Properties Trust	(15,000)	(359,550)
Cousins Properties, Inc.	(16,000)	(367,040)
JBG SMITH Properties	(20,700)	(310,707)
		(1,359,125)
P&C Insurance — (0.07)%
Lemonade, Inc.(a)	(1,442)	(24,846)

Packaged Food — (0.03)%
Beyond Meat, Inc.(a)	(1,600)	(10,848)

Real Estate Services — (0.44)%
Compass, Inc., Class A(a)	(47,400)	(149,310)

Wealth Management — (2.47)%
Charles Schwab Corp. (The)	(11,300)	(835,634)

TOTAL COMMON STOCKS SHORT (Proceeds Received $12,077,193)		(10,188,250)
EXCHANGE-TRADED FUNDS — SHORT — (0.39)%
Direxion Daily Financial Bear 3X Shares	(11,700)	(131,625)
TOTAL EXCHANGE-TRADED FUNDS SHORT (Proceeds Received $499,663)		(131,625)
TOTAL SECURITIES SOLD SHORT — (30.51)% (Proceeds Received $12,576,856)		$(10,319,875)

(a)	Non-income producing security.

ADR - American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

Annual Report | April 30, 2024	13

Caldwell & Orkin -
Gator Capital Long/Short Fund	Statement of Assets and Liabilities
April 30, 2024

ASSETS
Investments is securities at fair value (cost $24,847,784)	$33,771,993
Deposit held by broker for securities sold short	10,546,711
Receivable for fund shares sold	125
Dividends and interest receivable	8,838
Prepaid expenses	15,941
Total Assets	44,343,608

LIABILITIES
Payable for dividends declared on short sales	5,727
Securities sold short, at value (proceeds received $12,576,856)	10,319,875
Payable for investments purchased	126,976
Payable to Adviser	31,356
Payable to Administrator	5,515
Other accrued expenses	30,081
Total Liabilities	10,519,530

Net Assets	$33,824,078

Net Assets consist of:
Paid-in capital	22,705,534
Accumulated earnings	11,118,544
Net Assets	$33,824,078

Shares outstanding, par value $0.10 per share (30,000,000 authorized shares)	820,450

Net asset value, offering price and redemption price per share(a)	$41.23

(a)	Redemption price may differ from net asset value if redemption fee is applied.

See accompanying notes which are an integral part of these financial statements.

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Caldwell & Orkin -
Gator Capital Long/Short Fund	Statement of Operations
For the year ended April 30, 2024

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $8,430)	$1,087,324
Interest income	87,189
Total investment income	1,174,513

EXPENSES
Investment Advisory fees	256,402
Legal	45,047
Director’s fees and expenses	37,500
Miscellaneous	34,522
Administration	28,297
Fund accounting	25,920
Registration	23,041
Transfer agent	20,147
Compliance Services	18,500
Audit and tax preparation	17,715
Report printing	13,667
Insurance	7,900
Custodian	7,752
Sub transfer agent fees	3,999
Pricing	1,928
Dividend expense on securities sold short	275,873
Total expenses	818,210
Fees contractually waived	(30,059)
Net operating expenses	788,151
Net investment income	386,362

NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	839,826
Securities sold short	(275,733)
Change in unrealized appreciation (depreciation) on:
Investments	7,735,431
Securities sold short	(959,597)
NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS AND SECURITIES SOLD SHORT	7,339,927
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,726,289

See accompanying notes which are an integral part of these financial statements.

Annual Report | April 30, 2024	15

Caldwell & Orkin -
Gator Capital Long/Short Fund	Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	April 30, 2024	April 30, 2023
INCREASE (DECREASE) IN NET ASSETS DUE TO:
Operations
Net investment income (loss)	$386,362	$(23,658)
Net realized gain on investments, securities sold short and foreign currency transactions	564,093	1,036,540
Net change in unrealized appreciation (depreciation) of investments, securities sold short and foreign currency translations	6,775,834	(155,038)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	7,726,289	857,844

CAPITAL TRANSACTIONS
Proceeds from shares sold	6,915,076	1,424,532
Amount paid for shares redeemed	(1,182,806)	(1,798,559)
Proceeds from redemption fees (Note 1)	1,504	2,410
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS	5,733,774	(371,617)
TOTAL INCREASE IN NET ASSETS	13,460,063	486,227

NET ASSETS
Beginning of year	20,364,015	19,877,788
End of year	$33,824,078	$20,364,015

SHARE TRANSACTIONS
Shares sold	190,228	49,562
Shares redeemed	(34,800)	(62,809)
Net increase (decrease) in shares outstanding	155,428	(13,247)

See accompanying notes which are an integral part of these financial statements.

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Caldwell & Orkin -
Gator Capital Long/Short Fund	Financial Highlights

(For a share outstanding during each year)

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
	2024	2023	2022	2021	2020
Selected Per Share Data
Net asset value, beginning of year	$30.62	$29.31	$29.17	$15.21	$20.86
Investment operations:
Net investment income(a)	0.53	(0.04)	(0.32)	(0.10)	(0.20)
Net realized and unrealized gain (loss) on investments	10.08	1.35	0.46	14.06	(5.45)
Total from investment operations	10.61	1.31	0.14	13.96	(5.65)

Paid-in capital from redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of year	$41.23	$30.62	$29.31	$29.17	$15.21

Total Return(c)	34.65%	4.47%	0.48%	91.78%	(27.09)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$33,824	$20,364	$19,878	$20,963	$12,259
Ratios to Average Net Assets:
Ratio of net expenses to average net assets(d)	3.07%	3.13%	3.07%	3.56%	3.60%
Ratio of expenses to average net assets before waiver by Adviser	3.19%	3.55%	3.38%	4.10%	4.08%
Ratio of net investment income (loss) to average net assets	1.51%	(0.12)%	(1.07)%	(0.47)%	(1.00)%
Portfolio Turnover Rate	40%	52%	55%	38%	87%

(a)	Calculated using average shares outstanding.

(b)	Rounds to less than $0.005 per share.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Excluding dividend and interest expense, the ratios of net expenses to average net assets were 2.00%, 2.00%, 2.00%, 2.00% and 2.00% for the fiscal years ended April 30, 2024, 2023, 2022, 2021 and 2020, respectively.

See accompanying notes which are an integral part of these financial statements.

Annual Report | April 30, 2024	17

Caldwell & Orkin - Gator Capital Long/Short Fund	Notes to Financial Statements
April 30, 2024

1. ORGANIZATION

The Caldwell & Orkin - Gator Capital Long/Short Fund (the “Fund”) is the only investment portfolio of The Caldwell & Orkin Funds, Inc. (the “Company”), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and incorporated under the laws of the State of Maryland on August 15, 1989. The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation. Gator Capital Management, LLC (the “Adviser”), the Fund’s investment adviser, uses a fundamental driven, multi-dimensional investment process focusing on active allocation, security selection and surveillance to achieve the Fund’s investment objective.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Regulatory Update – Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds – Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments to require mutual funds and exchange traded funds to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Securities are stated at the closing price on the date at which the net asset value (“NAV”) is being determined. If the date of determination is not a trading date, or the closing price is not otherwise available, the last bid price is used for a fair value instead. Debt securities are valued at the price provided by an independent pricing service. Any assets or securities for which

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Caldwell & Orkin - Gator Capital Long/Short Fund	Notes to Financial Statements
April 30, 2024

market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”) in accordance with the Fund’s Fair Value Pricing Policy.

Securities Transactions and Related Investment Income

The Fund follows industry practice and records securities transactions on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined using the specific identification method. Interest income which includes amortization of premium and accretion of discount, is accrued as earned.

Fair Value Measurements

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – quoted prices which are not active quoted prices for similar assets or liabilities in active markets or inputs other than quoted process that are observable (either directly or indirectly) for substantially the full term of the asset of liability

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Annual Report | April 30, 2024	19

Caldwell & Orkin -
Gator Capital Long/Short Fund	Notes to Financial Statements
April 30, 2024

The following is a summary of the inputs used as of April 30, 2024 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$31,034,645	$—	$—	$31,034,645
Preferred Stocks*	2,425,949	62,659	—	2,488,608
Warrants	—	707	—	707
Money Market Funds	248,033	—	—	248,033
Total	$33,708,627	$63,366	$—	$33,771,993

Liabilities
Securities Sold Short
Common Stocks*	$(10,188,250)	$—	$—	$(10,188,250)
Exchange-Traded Funds	(131,625)	—	—	(131,625)
Total	$(10,319,875)	$—	$—	$(10,319,875)

*	Refer to the Fund’s Schedule of Investments for industry classifications.

The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

The Fund charges a 2.00% redemption fee on shares held less than 90 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation. For the fiscal year ended April 30, 2024 the Fund recorded $1,504 in redemption fee proceeds.

Federal Income Taxes

The Fund makes no provision for federal income tax or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also

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Caldwell & Orkin -
Gator Capital Long/Short Fund	Notes to Financial Statements
April 30, 2024

intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended April 30, 2024, the Fund did not incur any interest or penalties.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Fund has entered into a management agreement (the “Management Agreement”) with the Adviser pursuant to which the Adviser provides space, facilities, equipment and personnel necessary to perform administrative and investment management services for the Fund. The Management Agreement provides that the Adviser is responsible for the management of the Fund’s portfolio. For such services and expenses assumed by the Adviser, the Fund pays a monthly advisory fee at incremental annual rates as follows:

Advisory Fee	Average Daily Net Assets
1.00%	Up to $250 million
0.90%	In excess of $250 million but not greater than $500 million
0.80%	In excess of $500 million

The Adviser has agreed to reimburse the Fund to the extent necessary to prevent the Fund’s annual ordinary operating expenses (excluding taxes, expenses related to the execution of portfolio transactions and the investment activities of the Fund such as, for example, interest, dividend expenses on securities sold short, brokerage commissions and fees and expenses charged to the Fund by any investment company in which the Fund invests and extraordinary charges such as litigation costs) from exceeding 2.00% of the Fund’s average net assets. For the fiscal year ended April 30, 2024, the Adviser waived fees and reimbursed expenses in the amount of $30,059 for the Fund. During the fiscal year ended April 30, 2024, the Adviser earned $256,402 from the Fund, before the waiver described above.

Annual Report | April 30, 2024	21

Caldwell & Orkin -
Gator Capital Long/Short Fund	Notes to Financial Statements
April 30, 2024

Ultimus Fund Solutions, LLC (the “Administrator”) provides fund accounting, fund administration and transfer agency services under a Master Services Agreement to the Fund. The Fund pays the Administrator fees for its services under the Master Services Agreement. In addition, the Fund pays out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Fund’s securities. For the fiscal year ended April 30, 2024, the Administrator earned fees of $28,297 for administration services, $25,920 for fund accounting services, and $20,147 for transfer agent services.

Ultimus Fund Distributors, LLC (the “Distributor”) serves as distributor to the Fund. The Fund does not pay the Distributor for these services. The Distributor is a wholly-owned subsidiary of the Administrator.

Certain officers of the Fund are also officers of the Administrator and the Distributor.

4. DIRECTOR COMPENSATION

The Fund pays each Director, in cash, an annual fee of $8,000 per year, plus $1,500 for each in-person meeting attended and $1,000 for each telephonic meeting attended. The Fund also reimburses Directors’ actual out-of-pocket expenses relating to attendance at meetings.

5. INVESTMENT PORTFOLIO TRANSACTIONS

During the fiscal year ended April 30, 2024, the Fund purchased $16,795,442 and sold $8,605,215 of securities, excluding securities sold short and short-term investments.

Short Sales and Segregated Cash

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required. Deposits with brokers for securities sold short are invested in money market instruments. Segregated cash is held at the custodian in the name of the broker per a tri-party agreement between the Fund, the custodian, and the broker.

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Caldwell & Orkin -
Gator Capital Long/Short Fund	Notes to Financial Statements
April 30, 2024

The Fund may also sell short “against the box”, i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the same security which it sold short. If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.

The Fund limits the value of its short positions (excluding short sales “against the box”) to 60% of the Fund’s total net assets. At April 30, 2024, the Fund had approximately 30% of its total net assets in short positions.

For the fiscal year ended April 30, 2024, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $4,463,918 and $2,910,801, respectively.

6. FEDERAL TAX INFORMATION

As of April 30, 2024, the net unrealized appreciation (depreciation) of investments, including short securities, for tax purposes was as follows:

Gross unrealized appreciation	$12,613,609
Gross unrealized depreciation	(1,481,974)
Net unrealized appreciation on investments	$11,131,635
Tax cost of investments	$12,320,483

At April 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$386,362
Accumulated capital losses	(399,453)
Unrealized appreciation	11,131,635
Total accumulated earnings (deficit)	$11,118,544

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of wash losses and investments in partnerships and certain other investments.

As of April 30, 2024, the Fund has available for tax purposes an unused capital loss carryforward of $399,453 of short-term capital losses with no expiration, which is available to offset against future taxable net capital gains. During the fiscal year ended April 30, 2024, the Fund utilized $427,161 of available capital loss carryforward.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. There were no reclassifications for the tax year ended April 30, 2024.

Annual Report | April 30, 2024	23

Caldwell & Orkin -
Gator Capital Long/Short Fund	Notes to Financial Statements
April 30, 2024

7. COMMITMENTS AND CONTINGENCIES

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

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Caldwell & Orkin -	Report of Independent Registered
Gator Capital Long/Short Fund	Public Accounting Firm
April 30, 2024

To the Shareholders and Board of Directors
of Caldwell & Orkin - Gator Capital Long/Short Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Caldwell & Orkin - Gator Capital Long/Short Fund (the “Fund”), a series of shares of The Caldwell & Orkin Funds, Inc., including the schedule of investments, as of April 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 1998.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included

Annual Report | April 30, 2024	25

Caldwell & Orkin -	Report of Independent Registered
Gator Capital Long/Short Fund	Public Accounting Firm
April 30, 2024

confirmation of securities owned as of April 30, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 25, 2024

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Caldwell & Orkin -	Liquidity Risk Management Program
Gator Capital Long/Short Fund
April 30, 2024 (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Funds’ Board of Directors approved the appointment of a committee to serve as Liquidity Program Administrator (LPA), which committee includes representatives from the Fund’s investment manager. The LPA is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Assessment written report that was presented to the Board of Directors at the March 1, 2024 Board meeting and covered the period from January 1, 2023 - December 31, 2023 (the “Review Period”).

During the Review Period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period, the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. During the Review Period, the Fund did not hold illiquid securities and the Fund was not required to establish a highly liquid investment minimum. The Report concluded that the Fund takes many factors into consideration when determining the best methods for managing the liquidity of the portfolio and that the Fund’s liquidity risk management program operating appropriately during the Review Period.

Annual Report | April 30, 2024	27

Caldwell & Orkin - Gator Capital Long/Short Fund	Disclosure of Fund Expenses
April 30, 2024 (Unaudited)

We believe it is important for you to understand the impact of fees and expenses on your investment in the Fund. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs related to the purchase and redemption of Fund shares, including redemption fees and brokerage commissions (if applicable); and (2) ongoing costs, including management fees, administrative expenses, portfolio transaction costs and other Fund expenses. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The below example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from November 1, 2023 through April 30, 2024. The table below illustrates the Fund’s expenses in two ways:

Based on Actual Fund Returns

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Based on a Hypothetical 5% Return for Comparison Purposes

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	November 1, 2023	April 30, 2024	Period(a)	Ratio
Actual	$1,000.00	$1,274.10	$17.27	3.05%
Hypothetical(b)	$1,000.00	$1,009.68	$15.26	3.05%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

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Caldwell & Orkin -
Gator Capital Long/Short Fund	Additional Information
April 30, 2024 (Unaudited)

Caldwell & Orkin Board of Directors and Officers (as of April 30, 2024)

Name, Position(s) Held with Fund, and Age	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
DISINTERESTED DIRECTORS
Frederick T. Blumer Director and Chairman of the Board Year of Birth: 1958	Indefinite Term, Director Since 1990, Chairman Since 2004	Mr. Blumer is the Chairman & CEO of Mile Auto, Inc. (since March 2017) and Chairman of Vehcon, Inc. (since 2012), and was CEO of Vehcon, Inc. (from 2012-2017).	One	None
Rhett E. Ingerick Director and Chairman of the Audit Committee Year of Birth: 1974	Indefinite Term, Since 2018	Mr. Ingerick is a Principal BI & Analytics Developer for Kforce Inc. (2018-Present). Prior to that he was a Senior BI & Analytics Developer for Kforce Inc. (2015-2018) and Senior Integration Developer for Talbots, Inc. (2014-2015).	One	Gator Series Trust (2013-2020)

Annual Report | April 30, 2024	29

Caldwell & Orkin -
Gator Capital Long/Short Fund	Additional Information
April 30, 2024 (Unaudited)

Name, Position(s) Held with Fund, and Age	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
DISINTERESTED DIRECTORS
Bevin E. Franks Director Year of Birth: 1971	Indefinite Term, Since 2018	Ms. Franks is currently a Senior Consultant for Helios Consulting (April 2023 - present). Prior to that she was AVP of Business Integrations for Aveanna Healthcare (March 2022-April 2023), Director of Finance and Accounting Integration for Aveanna Healthcare (December 2020-March 2022), Workday Administration Manager for Aveanna Healthcare (February 2020-December 2020), Independent Contract Project Manager for Watkins Associated Industries (October 2018-November 2019), Choreographer and Ballet Teacher at Dance Stop Studios (August 2016-May 2019), and Dance and Movement Consultant for Walton High School Marching Band and Color Guard (May 2017-November 2019). In addition, she was Executive Director for Roswell United Methodist Church Foundation (April 2012-May 2016).	One	Gator Series Trust (2013-2020)

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Caldwell & Orkin -
Gator Capital Long/Short Fund	Additional Information
April 30, 2024 (Unaudited)

Name, Position(s) Held with Fund, and Age	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
INTERESTED DIRECTOR
Derek Pilecki* President and Principal Executive Officer Year of Birth: 1970	Indefinite Term, Since 2018	Mr. Pilecki is President and Chief Investment Officer for Gator Capital Management, LLC (2008-Present).	N/A	Gator Series Trust (2013-2020)

*	Mr. Pilecki is an interested Director because he is an employee of the Manager.

Name, Position(s) Held with Fund, and Age	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen	Other Directorships Held
OFFICERS WHO ARE NOT DIRECTORS
Charles C. Black Chief Compliance Officer Year of Birth: 1979	Since 2016	Mr. Black is the Vice President and Head of Compliance Services (April 2021-Present) and was Director of Compliance Services (November 2019-March 2021) at CCO Technology, LLC (d/b/a Joot). Previously, Mr. Black was a Senior Compliance Officer at Ultimus Fund Solutions, LLC (2015-2019), Chief Compliance Officer of Ultimus Managers Trust (January 2016-2019).	N/A	N/A

Annual Report | April 30, 2024	31

Caldwell & Orkin -
Gator Capital Long/Short Fund	Additional Information
April 30, 2024 (Unaudited)

Name, Position(s) Held with Fund, and Age	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen	Other Directorships Held
OFFICERS WHO ARE NOT DIRECTORS
Jennifer L. Merchant Secretary Year of Birth: 1975	Since 2022	Ms. Merchant is Assistant Vice President, Legal Administration, Ultimus Fund Solutions, LLC (February 2022-Present). Previously, Ms. Merchant was Legal Services Director (October 2021-February 2022), and Legal Counsel (September 2019-October 2021), Washington State Treasurer; Investment Officer, Washington State Investment Board (October 2010-August 2019).	N/A	N/A
Zachary P. Richmond Treasurer and Principal Financial Officer Year of Birth: 1980	Since 2020	Mr. Richmond is Vice President of Financial Administration for Ultimus Fund Solutions, LLC (February 2019-Present). Previously, Mr. Richmond was Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015-February 2019).	N/A	N/A

The Fund’s Statement of Additional Information (“SAI”) includes information about the directors and is available, without charge, upon request. You may call toll-free (800) 467-7903 to request a copy of the SAI or to make shareholder inquiries.

32	1-800-467-7903 | https://gatorcapital.com/mutual-funds/gator-capital-long-short-fund/

CUSTOMER PRIVACY NOTICE

FACTS	WHAT DOES CALDWELL & ORKIN FUNDS, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number

■    Assets

■    Retirement Assets

■    Transaction History

■    Checking Account Information

■    Purchase History

■    Account Balances

■    Account Transactions

■    Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Caldwell & Orkin Funds, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Caldwell & Orkin Funds, Inc. share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
For our affiliates’ marketing purposes	Yes	Yes*

Questions?	Call (800) 467-7903

To limit our sharing

*Call (813) 282-7870

Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Annual Report | April 30, 2024	33

Who we are
Who is providing this notice?	Caldwell & Orkin Funds, Inc. Caldwell & Orkin - Gator Capital Long/Short Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does Caldwell & Orkin Funds, Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Caldwell & Orkin Funds, Inc. collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tell us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■    Gator Capital Management, LLC the investment adviser to Caldwell & Orkin Funds, Inc., could be deemed an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Caldwell & Orkin Funds, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Caldwell & Orkin Funds, Inc. does not jointly market.

34	1-800-467-7903 | https://gatorcapital.com/mutual-funds/gator-capital-long-short-fund/

CALDWELL & ORKIN - GATOR CAPITAL LONG/SHORT FUND
Annual Report to Shareholders

BOARD OF DIRECTORS
Frederick T. Blumer,

Independent Chairman

Derek Pilecki, President
Bevin E. Franks
Rhett E. Ingerick

INVESTMENT ADVISER
Gator Capital Management, LLC
100 S. Ashley Drive,
Suite 895
Tampa, FL 33602

DISTRIBUTOR
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

TRANSFER, REDEMPTION & DIVIDEND DISBURSING AGENT Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246-0707 CUSTODIAN U.S. Bank, N.A. 425 Walnut Street Cincinnati, OH 45202	LEGAL COUNSEL Kilpatrick Townsend & Stockton LLP 1001 West Fourth Street Winston-Salem, NC 27101-2400

The Caldwell & Orkin - Gator Capital Long/Short Fund’s (the “Fund”) portfolio may or may not have positions in any of the companies referenced in this Report to Shareholders as of any date after April 30, 2024. The commentary reflects the views of the investment manager through the end of the period or through the date of this report, as the case may be. Of course, these views are subject to change as market and other conditions warrant. These financial statements are submitted for the general information of the Fund’s shareholders. They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective Fund Prospectus.

Availability of Proxy Voting Policy & Procedures, Proxy Voting Record and Code of Ethics - A description of a) the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, b) how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and c) the Code of Ethics applicable to the principal officers of the Fund are available without charge, upon request, by calling tollfree (800) 467-7903, or on the Securities and Exchange Commission’s website at www.sec.gov.

Fund Information - For more information about the Fund please call (800) 467-7903 or visit the Fund’s website at https://gatorcapital.com/mutual-funds/gator-capital-long-short-fund/.

Gator Capital Management, LLC
2502 N. Rocky Point Drive, Suite 665
Tampa, Florida 33607

Gator-AR-24

(b)Not	applicable.

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

(f) The registrant has included a copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. This code of ethics is included as an Exhibit on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2024: $14,500

Fiscal year ended 2023: $14,500

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2024: $0

Fiscal year ended 2023: $0

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2024: $2,800

Fiscal year ended 2023: $2,800

Fees for 2024 and 2023 related to the review of the registrant's tax returns. Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2024: $0

Fiscal year ended 2023: $0

Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X

Pre-Approval of Audit and Permitted Non-Audit Services Provided to the Company

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefor. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (B) shall be presented to the full Committee at each of its scheduled meetings.

De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended April 30, 2022 and April 30, 2021 are $0 and $0, respectively

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)       Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics for Senior Financial Officers is filed herewith.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(1)	Not applicable.

(2)	Change in the registrant’s independent public accountants: Not applicable

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Caldwell & Orkin Funds, Inc.

By (Signature and Title)* _/s/ Derek Pilecki

Derek Pilecki, Principal Executive Officer

Date 6/25/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* _ /s/ Derek Pilecki

Derek Pilecki, Principal Executive Officer

Date 6/25/2024

By (Signature and Title)* _/s/ Zachary P. Richmond

Zachary P. Richmond, Principal Financial Officer

Date 6/25/2024